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                                                               Exhibit 26(e)(4)

POLICY CHANGE APPLICATION
NO UNDERWRITING REQUIRED

INDIVIDUAL LIFE INSURANCE

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                                             MINNESOTA LIFE
Individual Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098

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A. REQUEST       Policy number(s)                       Insured name (last, first, middle)
INFORMATION

Make all checks ----------------------------------------------------------------------------------------------------
payable to       Money submitted with application       Effective date of change
Minnesota Life.
                 $                                      [ ] Current Date [ ] Date Of Next EFT/APP Draw

                 [ ] Receipt Given                      [ ] Other (Indicate mm/yy and reason)
--------------------------------------------------------------------------------------------------------------------
B. OWNER         Owner name (last, first, middle)
INFORMATION
                 ---------------------------------------------------------------------------------------------------
                 Telephone number [ ] Primary           E-mail address
                                  [ ] Secondary
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C. ADDRESS       [ ] Change Owner Home Address
ADJUSTMENTS      [ ] Add/Change Mailing Address (Check One):
                 [ ] Premium Notices Only  [ ] All Correspondence Other Than Premium Notice
                 [ ] All Mail
                 ---------------------------------------------------------------------------------------------------
                 Name (last, first, middle)

                 ---------------------------------------------------------------------------------------------------
                 Address

                 ---------------------------------------------------------------------------------------------------
                 City                                   State                        Zip

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D. FACE          [ ] Change Face Amount: $
AMOUNT              (Unless otherwise indicated, for Adjustable products, we will maintain the
ADJUSTMENTS         premium and adjust the plan.)

                 [ ] Cost Of Living Alternate           [ ] AIO/AIOW/FAIA/GIO Exercise
                 Exercise
                 [ ] Inflation Agreement Exercise          [ ] Alternate Option Date:       (Attach Proof)
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E. PREMIUM       PREMIUM ADJUSTMENT
AND BILLING      [ ] Change Total Annual Planned Premium Amount: $
INFORMATION         (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                 PAYMENT METHOD
                 [ ] Annual                             [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:
                                                           (If new plan, submit EFT/APP Authorization)
                 [ ] Semi-Annual                        [ ] List Bill Plan Number:
                                                           (If new plan, submit List Bill form)
                 [ ] Quarterly                          [ ] Payroll Deduction Plan (PRD) Plan Number:

                 SOURCE OF FUNDS
                 [ ] Earnings                           [ ] Sale of Investments
                 [ ] Existing Insurance                 [ ] Savings
                 [ ] Gift/Inheritance                   [ ] Other
                 [ ] Retirement Funds
                 ---------------------------------------------------------------------------------------------------

                 NON-REPEATING PREMIUM (NRP)
                    Regular NRP $                       [ ] Increase Face By         [ ] Do Not Increase Face By
                                                            NRP Amount                   NRP Amount

                 BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                 (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                    Total Annual Billable NRP $
                    (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                    Payment Method
                        [ ] Annual                      [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number
                                                           (If new plan, submit EFT/APP Authorization)
                        [ ] Semi-Annual                 [ ] Payroll Deduction Plan (PRD) Plan Number
                        [ ] Quarterly
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

ICC12-59537 1-2012

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
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                1035 EXCHANGE                              [ ] Yes  [ ] No
                (If yes, submit 1035 Exchange Agreement form)
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F. PLAN         [ ] Change Plan Of Insurance:        [ ] Life At Age:       [ ] Protection To Age:
ADJUSTMENTS        (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)

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G. PARTIAL      [ ] Partial Surrender to Cash: $       or   [ ] Max Amount
SURRENDERS      [ ] Partial Surrender to Eliminate Policy Loan (Dividend additions and accumulations will be surrendered first)
                The death benefit amount will be reduced.
                ----------------------------------------------------------------------------------------------
                IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES
                MINNESOTA LIFE TO WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING
                ELECTION. THIS APPLIES TO ALL PARTIAL SURRENDERS AND LOAN ELIMINATIONS WITH TAXABLE
                GAIN. COMPLETE WITHHOLDING SECTION, AND ENTER SOCIAL SECURITY NUMBER/TAX ID NUMBER
                BELOW.   [ ] Yes, I elect withholding   [ ] No, I do not elect withholding
                ----------------------------------------------------------------------------------------------
                Owner's Social Security number/tax ID number

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H. SYSTEMATIC   [ ] Partial Surrender
DISTRIBUTIONS   [ ] Partial Surrender to Basis Then Loans (select loan type for index product)
                   [ ] Fixed Loan Interest Rate            [ ] Variable Loan Interest Rate
                Amount of Distribution $       Start Date of Distributions
                Frequency: [ ] Monthly or [ ] Annually  Distribution Day: [ ] 10th or [ ] 20th
--------------------------------------------------------------------------------------------------------------
I. CONVERSIONS  [ ] Conversion Term Insurance At Attained Age   [ ] Partial Conversion Amount: $
                                                              [ ] Surrender Balance   [ ] Retain Balance
                   Select Product:
                   [ ] Adjustable Life Legend                     [ ] Accumulator Variable Universal Life
                   [ ] Adjustable Life Summit                     [ ] Eclipse Indexed Universal Life
                   [ ] Secure Whole Life                          [ ] Eclipse Protector Indexed Universal
                                                                  Life
                   [ ] Variable Adjustable Life Horizon              (For Eclipse, Eclipse Protector, and
                                                                     Accumulator, select a Death Benefit
                                                                     Qualification Test. If none selected
                   [ ] Variable Adjustable Life Summit               the default is GPT)
                   [ ] Other                                         [ ] Guideline Premium Test (GPT)
                                                                     [ ] Cash Value Accumulation Test
                                                                     (CVAT)
                   Select a Death Benefit or Dividend Option in Section J.
                   For Variable Adjustable Life, Universal Life and Adjustable Life Summit, the
                   default death benefit option is Level/Cash.
                   For Adjustable Life Legend, the default dividend option is Policy Improvement.
                   For Secure Whole Life, the default dividend option is Paid-Up Additions.
                   Business Value Enhancement Agreement is not available for term conversions.
                ----------------------------------------------------------------------------------------------
                [ ] Convert Term Insurance Into Existing Policy
                   Existing Policy Number:
                ----------------------------------------------------------------------------------------------
                [ ] Convert Term Agreement
                   Term Agreement:                         Insured Name:
                ----------------------------------------------------------------------------------------------
                AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION, IF
                AVAILABLE FOR THE PRODUCT, UNLESS INDICATED HERE: [ ] Omit Automatic Premium Loan
                Provision
                ----------------------------------------------------------------------------------------------
                Is this policy being funded via a premium financing               [ ] Yes [ ] No
                LOAN OR WITH FUNDS BORROWED, ADVANCED OR PAID FROM ANOTHER
                PERSON OR ENTITY? IF YES, SUBMIT THE PREMIUM FINANCING ADVISOR
                ATTESTATION AND PREMIUM FINANCING CLIENT DISCLOSURE FORMS.
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J. OTHER
ADJUSTMENTS     [ ] Change Death Benefit Option To:                           [ ] Change Dividend Option To:

                    [ ] Cash/Level [ ] Protection/Increasing [ ] Sum of Premiums

                The Protection death benefit option generally requires
                underwriting. If changing from Level Death Benefit
                Option the face amount will decrease.
                ----------------------------------------------------------------------------------------------

                Automatic Premium Loan Provision  [ ] Add  [ ] Remove
--------------------------------------------------------------------------------------------------------------

                                                           ICC12-59537-2 1-2012

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

 K. ADDITIONAL       [ ] MAINTAIN Current Annual    [ ] CHANGE Current Annual Premium
 AGREEMENTS          Premium                        Accordingly

                                                    ADD     REMOVE     CHANGE    NEW
                                                                       AMOUNT    AMOUNT
    Select only
    those
    agreements
    available on
    the products
    applied for.


                     Accelerated Benefit Agreement  [ ]     [ ]
                     (Submit ABA Outline of
                     Coverage form)
                     Accidental Death Benefit
                     Agreement                              [ ]
                     Additional Insurance Agreement         [ ]        [ ]       $
                     Adjustable Survivorship Life
                     Agreement                      [ ]     [ ]        [ ]       $
                     Business Continuation
                     Agreement                      [ ]     [ ]        [ ]       $
                     Business Value Enhancement
                     Agreement                                         [ ]       $
                     Children's Term or Family
                     Term Children's Agreement              [ ]        [ ]       $
                     Cost of Living Agreement               [ ]
                     Death Benefit Guarantee
                     Agreement*                     [ ]     [ ]
                     Early Values Agreement*        [ ]
                     Enhanced Guaranteed Agreement  [ ]     [ ]
                     Enhanced Guaranteed Choice
                     Agreement                      [ ]     [ ]
                     Estate Preservation Agreement          [ ]
                     Estate Preservation Choice
                     Agreement                              [ ]
                     Exchange of Insureds Agreement [ ]     [ ]
                     Extended Conversion Agreement          [ ]
                     Face Amount Increase Agreement         [ ]        [ ]       $
                     Family Term - Spouse Agreement [ ]     [ ]        [ ]       $
                     First to Die Agreement                 [ ]        [ ]       $
                     Guaranteed Insurability
                     Option Agreement                       [ ]        [ ]       $
                     Guaranteed Insurability
                     Option Agreement with Waiver   [ ]
                     Guaranteed Protection Waiver           [ ]
                     Inflation Agreement                    [ ]
                     Interest Accumulation
                     Agreement                              [ ]        [ ]       %
                     Long-Term Care Agreement
                     (Submit LTC Supplemental
                     Application)                           [ ]        [ ]       $
                     Overloan Protection Agreement  [ ]     [ ]
                     Policy Enhancement Agreement
                     (Indicate a whole number from
                     3 to 10%)                                         [ ]       %
                     Policy Split Agreement                 [ ]
                     Premium Deposit Account
                     Agreement (Submit Premium
                     Deposit Account Information
                     form)                          [ ]     [ ]
                     Single Life Term Agreement             [ ]        [ ]       $
                     Single Premium Paid Up
                     Additional Insurance Agreement [ ]     [ ]
                     Surrender Value Enhancement
                     Agreement                              [ ]
                     Term Insurance Agreement               [ ]
                     Waiver of Charges Agreement            [ ]
                     Waiver of Premium Agreement            [ ]
                     Other:

                     *Can only be added when converting term insurance to a new policy.

L. LIFE     Excluding this policy, does the                               [ ] Yes [ ] No
INSURANCE   Insured have any life insurance,
IN FORCE    annuity or mutual fund in force
AND         or pending?
REPLACEMENT

            Excluding this policy, has there                              [ ] Yes [ ] No
Submit      been, or will there be,
appropriate replacement of any existing life
replacement insurance, annuity or mutual
forms       fund, as a result of this
(not        application? (Replacement
needed if   includes, but is not limited to,
replacing   a lapse, surrender, 1035
group       Exchange, loan, withdrawal, or
coverage).  other change to any existing life
            insurance or annuity.) If yes,
            provide details on the
            Replacement Disclosure Statement.

                                                           ICC12-59537-3 1-2012

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
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M. ADDITIONAL REMARKS



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                           HOME OFFICE CORRECTIONS OR ADDITIONS
N. HOME OFFICE
ENDORSEMENTS
                           Acceptance of the policy shall ratify changes entered here by
                           Minnesota Life. Not to be used for change in age, amount,
                           gender, classification, plan or benefits unless agreed to in writing.


-------------------------------------------------------------------------------------------------------------------------
O.AGREEMENTS               AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                           VARIABLE LIFE: I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF
                           THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY
                           INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE
                           SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE
                           ACTUAL CASH VALUE OF THE POLICY APPLIED FOR IS NOT GUARANTEED
                           AND INCREASES AND DECREASES DEPENDING ON THE INVESTMENT
                           RESULTS. THERE IS NO MINIMUM ACTUAL CASH VALUE FOR THE POLICY
                           VALUES INVESTED IN THESE SUB-ACCOUNTS.
                           FRAUD WARNING: Any person who knowingly presents a false
                           statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
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[ ]Change Service Representative                             Representative name                     Firm/rep code
(Print name/code only if policy is
being reassigned)
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Owner signature                                                       Date       City                         State
(give title if signed on behalf of a
business)
X
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Assignee signature                                                    Date       City                         State
(give title if signed on behalf of a
business)
X
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Irrevocable beneficiary signature                                     Date       City                         State
(give title if signed on behalf of a
business)
X
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Parent/conservator/guardian signature                                 Date       City                         State
(juvenile applications)
X
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I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the Owner(s).
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Licensed representative signature                                                Firm/rep code       Date
X
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

                                                           ICC12-59537-4 1-2012